Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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TENGION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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______________________________________________________

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

______________________________________________________

To Be Held on May 2, 2014

To our stockholders:

We invite you to attend our 2014 Annual Meeting of Stockholders, which will be held at the Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA on May 2, 2014 at 12:30 p.m., local time.  At the meeting, stockholders will be asked to:

1.	Elect three Class I Directors for a three-year term expiring at the 2017 Annual Meeting;

2.	Ratify the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 24, 2014, the record date for the annual meeting, are entitled to notice of, and to vote at, the meeting. Your vote is important regardless of the number of shares you own. All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we hope you will take the time to vote your shares. If you are a stockholder of record, you may vote by telephone, over the Internet or by completing and mailing the enclosed proxy card in the envelope provided. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. You may revoke your proxy at any time prior to its exercise at the annual meeting.

This proxy statement and our 2013 Annual Report on Form 10-K are also available to our stockholders via the Internet at http://www.astproxyportal.com/AST/17668/.

By Order of the Board of Directors,

/s/ A. Brian Davis
A. Brian Davis
Chief Financial Officer, Senior Vice President of Finance, and Secretary

Winston-Salem, North Carolina
March 26, 2014

TENGION, INC.

3929 Westpoint Boulevard, Suite G
Winston-Salem, NC 27103

__________________________________________________

PROXY STATEMENT
FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

__________________________________________________

The Board of Directors of Tengion, Inc. (referred to herein as “Tengion,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Company’s 2014 Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held at 12:30 p.m. local time on May 2, 2014, at the Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA. The Company will pay the costs of this proxy solicitation. Proxies may be solicited on the Company’s behalf by its directors, officers, and employees in person or by telephone, fax, or electronic mail, although no additional compensation will be paid by the Company for such efforts.  The Company does not expect to engage a third party to assist it in the solicitation.

This Notice of 2014 Annual Meeting of Stockholders and Proxy Statement and the accompanying 2013 Annual Report (referred to herein collectively as, the “Proxy Materials”) provides information that you should read before you vote on the proposals that will be presented at the Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 2, 2014, to owners of shares of our common stock.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

We are providing these proxy materials to you because our Board of Directors is asking (technically called soliciting) holders of our common stock to provide proxies to be voted at the Annual Meeting.  The Annual Meeting is scheduled for May 2, 2014, commencing at 12:30 p.m. at the Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA.  Your proxy will be used at the Annual Meeting or at any adjournment(s) of the meeting.  The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are being mailed to stockholders beginning on or about April 3, 2014.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 24, 2014, may vote at the Annual Meeting.  There were 18,234,887 shares of our common stock outstanding as of the record date.  During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote.  If you would like to inspect the list, please call A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, at (336) 722-5855 to arrange a visit to our offices.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Annual Meeting.

How can you vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1.
Over the Internet—If you have Internet access, you may authorize the voting of your shares by following the “Submit a proxy by Internet” instructions set forth on the enclosed proxy card.  You must specify how you want your shares voted or your vote will not be completed and you will receive an error message.  Your shares will be voted according to your instructions.

2.
By Telephone—You may transmit your proxy voting instructions by calling the telephone number specified on the enclosed proxy card (or voting instruction card). You will need to have the proxy card (or voting instruction card) in hand when you call.  If you choose to vote by telephone, you do not have to return the proxy card (or voting instruction card).

3.
By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope.  Your shares will be voted according to your instructions.  If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.  Unsigned proxy cards will not be voted.

4.
In Person at the Meeting—If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

Beneficial Owners and Broker Non-Votes

Most of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee, rather than directly in their own names.  If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares.  If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

Stockbrokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners.  Stockbrokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including each of the other Annual Meeting proposals.  As a result, with respect to these non-routine matters, if the beneficial owners have not provided instructions with respect to these non-routine matters (commonly referred to as “broker non-votes”), those beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted.  Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast.  With respect to a proposal that requires a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the proposal, a broker non-vote has the same effect as a vote against the proposal.  We encourage you to provide voting instructions to the organization that holds your shares.

Can you change your vote or revoke your proxy?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by: (1) notifying A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, in writing at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103, that you are revoking your proxy; (2) submitting a later dated proxy using any of the methods described above; or (3) attending and voting by ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee pursuant to the instructions you have received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using any of the methods discussed above, you will be appointing as your proxies John L. Miclot, our President and Chief Executive Officer and A. Brian Davis, our Chief Financial Officer and Senior Vice President, Finance.  They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions.  If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated Class I Directors (Proposal 1) and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2).  We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so.  However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

What constitutes a quorum?

The holders of a majority of the 18,234,887 shares of common stock issued and outstanding as of the record date, either present or represented by proxy, constitutes a quorum.  A quorum is necessary in order to conduct business at the Annual Meeting.  If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum.  Broker non-votes will be counted as present for the purpose of establishing a quorum.  If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present.  If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each matter and how are votes counted?

Proposal 1 — Elect three Class I directors for a three-year term expiring at the 2017 Annual Meeting.  For Proposal 1, the election of three Class I directors, the nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  This means that the nominees with the most votes for election will be elected.  You may choose to vote or withhold your vote for such nominees.  A properly executed proxy marked “WITHHELD” with respect to the election of a director will not be voted with respect to the director indicated, although it will be counted for the purposes of determining whether there is a quorum.

Proposal 2 — Ratify the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  For Proposal 2, the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is needed to approve the proposal.  A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present in person or represented by proxy and entitled to vote.  Accordingly, an abstention will have the effect of a negative vote.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the proposals included herein.  If any other matters are properly presented at the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation.  We will be responsible for paying for all expenses to prepare, print, and mail the proxy materials to stockholders.  In accordance with the regulations of the SEC, we will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send this proxy statement and related proxy materials to their principals and will reimburse them for their reasonable expenses in so doing.  In addition to the solicitation by use of the mails, our officers, directors, and employees may solicit the return of proxies by telephone or personal interviews.  We may also retain a proxy solicitor if we determine a proxy solicitor’s services would be beneficial.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2013 and audited our financial statements for such fiscal year.  Ernst & Young LLP has been selected by the Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2014.  We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting.  They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

Why are you being asked to ratify the selection of Ernst & Young LLP?

Although stockholder approval of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection.  If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Ernst & Young LLP, but will not be required to take any action.

How may you obtain additional copies of our Annual Report on Form 10-K or this Proxy Statement?

You may request additional copies of our Annual Report on Form 10-K for the year ended December 31, 2013, including the financial statements or this Proxy Statement to be sent to you for no charge, by writing to A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of March 10, 2014 by each person, or group of persons, who beneficially owns more than 5% of our capital stock; each of our directors and named executive officers; and all current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock.  This information does not necessarily indicate beneficial ownership for any other purpose.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to convertible notes, warrants and options held by that person that are currently convertible or exercisable, or convertible or exercisable within 60 days of March 10, 2014, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.  The percentage of beneficial ownership is based on 16,476,729 shares of common stock outstanding on March 10, 2014.

Unless otherwise indicated, the address for each person or entity named below is c/o Tengion Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

Name of Beneficial Owner	Shares of common stock	Options exercisable within 60 days	Shares issuable upon exercise of warrants or conversion of notes	Total shares of common stock beneficially owned (1)	Beneficial Ownership Percentage
Greater than 5% Beneficial Owner
HealthCap Venture Capital (2)	736,882	—	51,488,636	52,225,518	76.841%
Medtronic, Inc. (3)	247,350	—	605,030	852,380	4.990%
Bay City Capital (4)	207,084	—	1,597,642	1,804,726	9.985%
Celgene Corporation (5)	948,856	—	773,588	1,722,444	9.985%
DAFNA Capital (6)	—	—	1,827,696	1,827,696	9.985%
Affiliates of Deerfield Management Co. (7)	—	—	1,827,696	1,827,696	9.985%
Horizon Technology Finance (8)	—	—	1,827,696	1,827,696	9.985%
RA Capital Management, LLC (9)	948,856	—	773,588	1,722,444	9.985%
Perceptive Life Sciences Master Fund Ltd (10)	—	—	1,827,696	1,827,696	9.985%
QVT Financial LP (11)	324,927	—	1,466,727	1,791,654	9.985%
Sabby Management, LLC (12)	—	—	1,827,696	1,827,696	9.985%
Empery Asset Management LP (13)	62,160	—	1,758,641	1,820,801	9.985%
Capital Ventures International (14)	93,000	—	1,724,380	1,817,380	9.985%
Midsummer Small Cap Master, Ltd. (15)	217,273	—	1,586,322	1,803,595	9.985%
Hudson Bay Capital Management LP (16)	2,319	—	1,825,120	1,827,439	9.985%
Opus Point Healthcare Innovations Fund, LP (17)	40,616	—	1,782,575	1,823,191	9.985%

Officers and Directors
Carl-Johan Dalsgaard, M.D., Ph.D. (18)	736,882	2,690	51,488,636	52,228,208	76.842%
John L. Miclot	32,840	66,460	—	99,300	*
Tim A. Bertram, D.V.M., Ph.D.	20,603	30,116	—	50,719	*
David I. Scheer	18,839	2,690	—	21,529	*
A. Brian Davis	8,466	12,595	—	21,061	*
Lorin J. Randall	—	4,136	—	4,136	*
Richard E. Kuntz, M.D., M.Sc.	—	2,920	—	2,920	*
Diane K. Jorkasky, M.D.	—	2,970	—	2,920	*
All current directors and executive officers as a group (8 persons)	817,630	124,527	51,488,636	52,430,793	77.002%
 ____________________
* Less than one percent.

(1)
This table and the information included in the notes below are based upon information supplied by named executive officers, directors and principal stockholders, including, reports and any amendments thereto filed on Schedule 13D, Schedule 13G, Form 3, and Form 4 with the SEC.  Except as otherwise indicated, the beneficial ownership limitations set forth in the Amended and Restated 2011 Warrants, 2012 Warrants, 2012 Convertible Notes, 2013 Warrants, 2013 Convertible Notes and Celgene Warrants, as applicable, have been applied to the table.

(2)
Includes 736,882 shares of common stock and Amended and Restated 2011 Warrants to purchase 23,745,790 shares, of which 404,237 shares and warrants to purchase 13,026,431 shares are held directly by HealthCap IV, L.P., a Delaware limited partnership (“HCLP”); 29,495 shares and warrants to purchase 950,495 shares are held directly by HealthCap IV, K.B., a Swedish limited partnership (“HCKB”); 292,094 shares and warrants to purchase 9,412,608 shares are held directly by HealthCap IV BIS, L.P., a Delaware limited partnership (“HCBIS”); and 11,056 shares and warrants to purchase 356,256 shares are held directly by OFCO Club IV, a Swedish non-registered partnership (“OFCO”) (HCLP, HCKB, HCBIS, and OFCO, collectively “HealthCap Venture Capital”).

Includes $500,684.92 of the 2012 Notes and 2012 Warrants to purchase 7,285,186 shares of common stock of which $274,666.24 of the 2012 Notes and 2012 Warrants to purchase 3,996,511 shares are held directly by HCLP; $20,039.91 of the 2012 Notes and 2012 Warrants to purchase 291,589 shares are held directly by HCKB; $198,468.50 of the 2012 Notes and 2012 Warrants to purchase 2,887,805 shares are held directly by HCBIS; and $7,510.27 of the 2012 Notes and 2012 Warrants to purchase 109,281 shares are held directly by OFCO. The 2012 Notes are currently convertible into 2,275,842 shares of common stock.

Includes $1,000,000.00 of the 2013 Notes and 2013 Warrants to purchase 13,636,363 shares of common stock of which $548,581.00 of the 2013 Notes and 2013 Warrants to purchase 7,480,652 shares are held directly by HCLP; $40,025.00 of the 2013 Notes and 2013 Warrants to purchase 545,794 shares are held directly by HCKB; $396,394.00 of the 2013 Notes and 2013 Warrants to purchase 5,405,372 shares are held directly by HCBIS; and $15,000.00 of the 2013 Notes and 2013 Warrants to purchase 204,545 shares are held directly by OFCO. The 2013 Notes are currently convertible into 4,545,455 shares of common stock.

HealthCap IV GP SA, L.L.C. (“HCSA”), is the sole general partner of HCLP and HCBIS and has voting and dispositive power over the shares held by HCLP and HCBIS. HealthCap IV GP AB, L.L.C. (“HCAB”), is the sole general partner of HCKB and has voting and dispositive power over the shares held by HCKB. HCSA and HCAB disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein. Johan Christenson, Carl-Johan Dalsgaard, M.D., Per-Olof Eriksson, Anki Forsberg, Peder Fredrikson, Jacob Gunterberg, Staffan Lindstrand, Björn Odlander, Per Samuelsson and Eugen Steiner, the members of HCSA and HCAB, may be deemed to possess voting and dispositive power over the shares held by HCLP, HCBIS, and HCKB and may be deemed to have indirect beneficial ownership of the shares held by such entities. The members, including Dr. Dalsgaard, who is one of our directors, disclaim beneficial ownership of shares held by HCLP, HCBIS and HCKB except to the extent of any pecuniary interest therein.

Odlander, Fredrikson & Co AB, L.L.C. (“OFCO AB”) is a member of OFCO and has voting and dispositive power over the shares held by OFCO. OFCO AB disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Johan Christenson, Carl-Johan Dalsgaard, M.D., Per-Olof Eriksson, Anki Forsberg, Peder Fredrikson, Staffan Lindstrand, Björn Odlander, Per Samuelsson and Eugen Steiner, the members of OFCO AB, may be deemed to possess voting and dispositive power over the shares held by OFCO and may be deemed to have indirect beneficial ownership of the shares held by OFCO. Such persons, including Dr. Dalsgaard, who is one of our directors, disclaim beneficial ownership of shares held by OFCO except to the extent of any pecuniary interest therein.
The addresses of the entities affiliated with HealthCap are Strandvagen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland. None of the entities affiliated with HealthCap are subject to the beneficial ownership limitations set forth in the Amended and Restated 2011 Warrants, the 2012 Notes, the 2012 Warrants, the 2013 Notes or the 2013 Warrants.

(3)
According to a Schedule 13D/A filed on January 11, 2013, comprised of 247,350 shares of common stock. The Amended and Restated 2011 Warrants allow the holder to purchase an additional 17,809,248 shares based on an adjusted exercise price of $0.30 per share. The address of Medtronic, Inc. is 710 Medtronic Parkway, LC 270, Minneapolis, MN 55432-5604. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days’ written notice from the holder to the Company. Dr. Richard E. Kuntz, one of our directors, is Senior Vice President and Chief Scientific Clinical and Regulatory Officer of Medtronic, Inc.

(4)
Includes 207,084 shares of common stock, of which 203,211 shares are held directly by Bay City Capital Fund V, LP and 3,873 shares are held directly by Bay City Capital Fund V Co-Investment Fund, LP. Pursuant to a Securities Purchase Agreement dated October 2, 2012, Bay City Capital Fund V. LP and Bay City Capital Fund V Co-Investment Fund, LP (collectively, “Bay City Capital Funds”) hold $1,000,000 of the 2012 Notes and 2012 Warrants to purchase 13,636,364 shares of our common stock. The 2012 Notes are currently convertible into 4,545,455 shares of common stock. Bay City Capital LLC is the manager of the general partner of Bay City Capital Funds. Carl Goldfischer and Fred Craves are managing directors of Bay City Capital LLC and have voting and dispositive power with respect to shares held by Bay City Capital Funds. Each such person disclaims beneficial ownership of shares held by Bay City Capital Funds except to the extent of any pecuniary interest he has therein. The address of Bay City Capital Funds is 750 Battery Street, Suite 400, San Francisco, CA 94111. The 2012 Notes, the 2012 Warrants, the 2013 Notes and the 2013 Warrants held by Bay City Capital Funds prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(5)
Pursuant to a Securities Purchase Agreement dated October 2, 2012, Celgene holds 948,856 shares of our common stock, $5,002,283.10 of the 2012 Notes and 2012 Warrants to purchase 34,869,236 shares of our common stock. The 2012 Notes are currently convertible into 22,737,650 shares of our common stock. In addition, Celgene holds warrants (“Interest Warrants”) to purchase 541,875 shares of our common stock for nominal consideration that were issued as interest payments in lieu of shares of our common stock that would have brought Celgene above the 9.985% limitation (described below). The Interest Warrants are exercisable only to the extent that such exercise would not result in Celgene going over the 9.985% limitation. Pursuant to a Collaboration and Option Agreement dated June 28, 2013, Celgene holds Celgene Warrants to purchase 102,272,727 shares of our common stock. The 2012 Notes, the 2012 Warrants and the Celgene Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of those warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. The address of Celgene Corporation is 86 Morris Avenue, Summit, NJ 07901. Celgene Corporation has board observer rights which can be converted to a seat on the Company’s board of directors at any time at Celgene Corporation’s election. The following executive officers of Celgene Corporation have the power to vote and dispose of the shares held by Celgene Corporation: Robert J. Hugin (Chief Executive Officer, President and Chairman of the Board), Jacqualyn A. Fouse (Executive Vice President and Chief Financial Officer), and Perry A. Karsen (Executive Vice President and Chief Operations Officer). Each such person disclaims beneficial ownership of shares held by Celgene Corporation except to the extent of any pecuniary interest he or she has therein. Celgene Corporation has board observer rights which can be converted to a seat on the Company’s board of directors at any time at Celgene Corporation’s election.

(6)
Pursuant to a Securities Purchase Agreement dated March 1, 2011, and an Exchange Agreement effective December 31, 2012, DAFNA Lifescience Market Neutral LTD, DAFNA Lifescience Select LTD and DAFNA Lifescience LTD (collectively, “DAFNA Capital”) hold Amended and Restated 2011 Warrants to purchase 2,036,161 shares of our common stock. Pursuant to a Securities Purchase Agreement dated October 2, 2012, DAFNA Capital holds 2012 Warrants to purchase 6,818,182 shares of our common stock. Nathan Fischel and Fariba Ghodsian, managing members of DAFNA Capital Management, LLC, have voting and dispositive power with respect to the shares held by the DAFNA Capital. The address of DAFNA Capital is DAFNA Capital Management, LLC, 10990 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. The 2012 Notes and the 2012 Warrants held by DAFNA Capital prohibit the holder from acquiring shares of common stock upon conversion of the 2012 Notes or exercise of the 2012 Warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(7)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. (together, the “Deerfield Funds”) hold Amended and Restated 2011 Warrants to purchase 10,176,771 shares of our common stock based on an adjusted exercise price of $0.30 per share. Pursuant to a Securities Purchase Agreement dated October 2, 2012, the Deerfield Funds purchased $3,000,000 of the 2012 Notes and 2012 Warrants to purchase 41,976,963 shares of our common stock. The 2012 Notes are currently convertible into 13,636,363 shares of common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, the Deerfield Funds hold $4,000,000.00 of the 2013 Notes and 2013 Warrants to purchase 54,545,457 shares of our common stock. The 2013 Notes are currently convertible into 18,181,818 shares of common stock. James E. Flynn has the power to vote or dispose of the shares held by the Deerfield Funds. The address of the Deerfield Funds is c/o Deerfield Management Co., 780 Third Avenue, 37th Floor, New York, NY 10017. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. The 2012 Notes, the 2012 Warrants, the 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(8)
On March 14, 2011, Horizon Technology Finance Corporation (“Horizon Technology Finance”) received warrants to purchase 7,068 shares of our common stock. On October 2, 2012, in connection with an amendment to its Venture Loan Agreement with the Company, Horizon Credit II, LLC (“Horizon Credit”), a wholly-owned subsidiary of Horizon Technology Finance, received 2012 Warrants to purchase 5,823,332 shares of our common stock. The principal address of Horizon Technology Finance is 312 Farmington Ave, Farmington CT 06032. Robert D. Pomeroy, Jr., as CEO of Horizon Technology Finance, may be deemed to possess voting and dispositive power over the shares of common stock which Horizon Technology Finance may obtain upon its exercise of its warrant and over the shares of common stock which Horizon Credit may obtain upon its exercise of the 2012 Warrants. The 2012 Warrants held by Horizon Credit prohibit the holder from acquiring shares of common stock upon exercise of these warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(9)
Includes 948,856 shares of common stock, of which 630,536 shares are held directly by RA Capital Healthcare Fund, L.P. (“RA Capital”) and 318,320 shares are held directly by Blackwell Partners, LLC (“Blackwell”). Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, RA Capital and Blackwell hold Amended and Restated 2011 Warrants to purchase 10,176,767 shares of our common stock. Pursuant to a Securities Purchase Agreement dated October 2, 2012, RA Capital and Blackwell hold $5,002,283.11 of the 2012 Notes and 2012 Warrants to purchase 69,738,477 shares of our common stock. The 2012 Notes are currently convertible into 22,737,651 shares of our common stock. In addition, RA Capital and Blackwell hold Interest Warrants to purchase 1,630,383 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, RA Capital and Blackwell hold $6,700,000.00 of the 2013 Notes and 2013 Warrants to purchase 91,363,639 shares of our common stock. The 2013 Notes are currently convertible into 30,454,545 shares of common stock. Mr. Kolchinsky is the manager of RA Capital Management, LLC, which is the investment adviser and sole general partner of RA Capital and the investment adviser of Blackwell. Mr. Kolchinsky has the sole power to vote or dispose of the shares held by RA Capital and Blackwell. The principal address of RA Capital Management, LLC is 20 Park Plaza, Suite 1200, Boston, MA 02116. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. The 2012 Notes, the 2012 Warrants, the 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such exercise or conversion, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(10)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Perceptive Life Sciences Master Fund Ltd (“Perceptive”) holds $2,000,000.00 of the 2013 Notes and 2013 Warrants to purchase 27,272,725 shares of our common stock. The 2013 Notes are currently convertible into 9,090,910 shares of common stock. The address of Perceptive is 499 Park Avenue, 25th Floor, New York, NY 10065. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Joseph Edelman has the power to vote and dispose of the shares held by Perceptive.

(11)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP hold $2,000,000.00 of the 2013 Notes and 2013 Warrants to purchase 27,272,727 shares of our common stock. Subject to the blocker described below, the 2013 Notes are currently convertible into 9,090,910 shares of common stock. The address of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP is c/o QVT Financial LP, 1177 Avenue of the Americas, 9th Floor, New York, NY 10036. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Management of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP is vested in their general partner, QVT Associates GP LLC, which may be deemed to beneficially own the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP. QVT Financial LP is the investment manager of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP and shares voting and investment control over the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP. QVT Financial GP LLC is the general partner of QVT Financial LP and as such has complete discretion in the management and control of the business affairs of QVT Financial LP. The managing members of QVT Financial GP LLC are Daniel Gold, Nicholas Brumm, Arthur Chu and Tracy Fu. Each of QVT Financial LP, QVT Financial GP LLC, Daniel Gold, Nicholas Brumm, Arthur Chu and Tracy Fu disclaims beneficial ownership of the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP.

(12)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Sabby Healthcare Volatility Master Fund, Ltd. (“SHVMF”) and Sabby Volatility Warrant Master Fund, Ltd. (“SVWMF”) hold $285,683.40 of the 2013 Notes and 2013 Warrants to purchase 13,636,367 shares of our common stock. The address of SHVMF and SVWMF is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. The 2013 Notes are currently convertible into 1,298,561 shares of common stock. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Sabby Management, LLC serves as the investment manager of SHVMF and SVWMF. Hal Mintz is the manager of Sabby Management, LLC. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities covered by this Registration Statement except to the extent of its pecuniary interest therein.

(13)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Empery Asset Master, LTD (“EAM”) and Hartz Capital Investments, LLC (“HCI”) hold Amended and Restated 2011 Warrants to purchase 8,480,642 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, EAM and HCI hold 2013 Warrants to purchase 4,772,731 shares of our common stock. The address of EAM and HCI is 1 Rockefeller Plaza, Suite 1205, New York, NY 10020. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Empery Asset Management LP, the authorized agent of EAM and HCI, has discretionary authority to vote and dispose of the shares held by EAM and HCI and may be deemed to be the beneficial owner of these shares. Martin Hoe and Ryan Lane, in their capacity as investment managers of Empery Asset Management LP, may also be deemed to have investment discretion and voting power over the shares held by EAM and HCI. EAM, HCI, Mr. Hoe and Mr. Lane disclaim any beneficial ownership of these shares.

(14)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Capital Ventures International (“CVI”) holds $250,000.00 of the 2013 Notes and 2013 Warrants to purchase 2,509,091 shares of our common stock. The 2013 Notes are currently convertible into 1,136,364 shares of common stock. The address of CVI is c/o Heights Capital Management, Inc., 101 California Street, Suite 3250, San Francisco, CA 94111. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Heights Capital Management, Inc., the authorized agent of CVI, has discretionary authority to vote and dispose of the shares held by CVI and may be deemed to be the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power over the shares held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares.

(15)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Midsummer Small Cap Master, Ltd. (“Midsummer”) holds 2013 Warrants to purchase 3,409,093 shares of our common stock. The address of Midsummer is 733 Third Avenue, 19th Floor, New York, NY 10017. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Joshua Thomas and Michel Amsalem have the power to vote and dispose of the shares held by Midsummer.

(16)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Hudson Bay Master Fund LTD (“Hudson Bay”) holds Amended and Restated 2011 Warrants to purchase 3,392,258 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, Hudson Bay holds $200,000.00 of the 2013 Notes and 2013 Warrants to purchase 3,409,093 shares of our common stock. The 2013 Notes are currently convertible into 909,091 shares of common stock. The address of Hudson Bay is 777 Third Avenue, 30th Floor, New York, NY 10017. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Hudson Bay Capital Management LP, the investment manager of Hudson Bay, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.

(17)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Opus Point Healthcare Innovations Fund, LP (“Opus Point”) holds $250,000.00 of the 2013 Notes and 2013 Warrants to purchase 3,409,093 shares of our common stock. The 2013 Notes are currently convertible into 1,136,364 shares of common stock. The address of Opus Point is 787 Seventh Avenue, Floor 48, New York, NY 10019. The 2013 Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Michael S. Weiss has the power to vote and dispose of the shares held by Opus Point.

(18)
Also includes shares beneficially owned by HealthCap Venture Capital (see footnote 2).  Dr. Dalsgaard is a member of HCSA, which is the sole general partner of HCLP as well as HCBIS, and has shared voting power and shared investment power with HCLP and HCBIS.  Dr. Dalsgaard is also a member of HCAB, which is the sole general partner of HCKB and has shared voting power and shared investment power with HCKB.  Dr. Dalsgaard has disclaimed beneficial ownership of the shares listed in footnote 2 except to the extent of his pecuniary interest therein.  The address for Dr. Dalsgaard is Strandvдgen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Fourth Amended and Restated Certificate of Incorporation, as amended (as so amended, the “Certificate of Incorporation”) divides our Board of Directors into three classes, Class I, Class II, and Class III, with members of each class holding office for staggered three-year terms.  There are currently three Class I Directors whose terms expire at the 2014 Annual Meeting, one Class II Director whose term expires at the 2015 Annual Meeting, and two Class III Directors whose terms expire at the 2016 Annual Meeting (in all cases, subject to the election and qualification of their successors and to their earlier death, resignation, or removal).

Upon the unanimous recommendation of our Governance and Nominating Committee of our Board of Directors, the Board of Directors nominated Carl-Johan Dalsgaard, M.D., Ph.D., Richard E. Kuntz, M.D., M.Sc. and Diane K. Jorkasky, M.D. to stand for election as the Class I Directors at our Annual Meeting.

The persons named in the enclosed proxy will vote to elect as Class I Directors Drs. Dalsgaard, Kuntz and Jorkasky, unless you indicate on your proxy that your shares should be withheld from one or more of the nominees. Drs. Dalsgaard, Kuntz and Jorkasky are each current members of our Board of Directors.

If they are elected, Drs. Dalsgaard, Kuntz and Jorkasky will each hold office until our annual meeting of stockholders in 2017 and until his or her successor is duly elected and qualified.  Each of the nominees has indicated his or willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

There are no family relationships between or among any of our officers or directors.  Below are the names, ages, and certain other information for each member of the Board of Directors, including the nominees for election as Class I Directors. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of March 10, 2014, appears in the preceding section titled “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Class I Directors for Election at the 2014 Annual Meeting for a Term Expiring at the 2017 Annual Meeting

Carl-Johan Dalsgaard, M.D., Ph.D., 57, has served as a director of our Company since August 2004. Dr. Dalsgaard has also been a member of HealthCap IV GP SA, L.L.C. (“HCSA”) and HealthCap IV GP AB, L.L.C. (“HCAB” and, collectively with HCSA, “HealthCap”), a venture capital fund that invests globally in pharmaceutical, biotechnology and medical technology companies from June 2000 to the present and serves as Chief Executive Officer of certain companies in which HealthCap has invested.  He received an M.D. from the Karolinska Institute in Sweden, and a Ph.D. in neurobiology and post-doctoral experience from Harvard Medical School.  Dr. Dalsgaard has fulfilled specialist training for a board certificate in plastic and reconstructive surgery at Karolinska Hospital.  Dr. Dalsgaard brings to the Board of Directors significant experience as an executive of a financial services Company that focuses on our industry.

Richard E. Kuntz, M.D., M.Sc., 56, has served as a director of our Company since October 2010.  Dr. Kuntz has served as the Senior Vice President and Chief Scientific, Clinical and Regulatory Officer of Medtronic, Inc. since August 2009, prior to which time he served as the Senior Vice President and President, Neuromodulation from October 2005 to August 2009.  In his current role, Dr. Kuntz oversees Medtronic’s global regulatory affairs, health policy and reimbursement, clinical research activities, ventures and new therapies, strategy and innovation, corporate development, and acquisitions, integrations and divestitures functions.  Dr. Kuntz brings a broad background and expertise in many different areas of healthcare.  Prior to Medtronic, he was the Founder and Chief Scientific Officer of the Harvard Clinical Research Institute (“HCRI”), a university-based contract research organization that coordinates National Institutes of Health (“NIH”) and industry clinical trials with the United States Food and Drug Administration (“FDA”).  Dr. Kuntz has directed over 100 multicenter clinical trials and has authored more than 200 original publications.  Dr. Kuntz also served as Associate Professor of Medicine at Harvard Medical School, Chief of the Division of Clinical Biometrics, and an interventional cardiologist in the division of cardiovascular diseases at the Brigham and Women’s Hospital in Boston, MA.  Dr. Kuntz graduated from Miami University and received his medical degree from Case Western Reserve University School of Medicine.  He completed his residency in internal medicine at the University of Texas Southwestern Medical School, and then completed fellowships in cardiovascular diseases and interventional cardiology at the Beth Israel Hospital and Harvard Medical School, Boston.  Dr. Kuntz received his master’s of science in biostatistics from the Harvard School of Public Health.  Dr. Kuntz brings to our Board of Directors substantial experience in our industry having served in an executive capacity with a large multinational medical device company.

Diane K. Jorkasky, M.D., 62, has served as a director of our Company since August 10, 2011.  Dr. Jorkasky has been an independent consultant since February 2012.  She also currently serves on the scientific advisory board of BioMotiv and is a member of the Board of Directors of Q Therapeutics since 2013.  From August 2011 to February 2012, she served as the enterprise-wide Chief Medical Officer of Endo Pharmaceuticals, Inc., or Endo, and a member of Endo’s senior R&D management team.  Prior to joining Endo, Dr. Jorkasky served as an independent consultant from January 2011 to August 2011, and was a Medical Officer at the vice-presidential level from October 2000 to January 2009 with Pfizer, Inc. for global clinical research science and operational groups, with her most recent position as Vice President, Worldwide Clinical Research Operations.  Dr. Jorkasky brings to our Board of Directors substantial experience in our industry having served in a variety of capacities in both large pharmaceutical companies and smaller biotechnology companies.

Class II Director Continuing in Office—Term Expires at the 2015 Annual Meeting

David I. Scheer, 61, is one of our co-founders and has served as a director of our Company and as Chairman of our Board of Directors since July 2003.  Since 1981, Mr. Scheer has served as President of Scheer & Company, Inc., a Company that provides venture capital, corporate strategy, and transactional advisory services focused on the life sciences.  Mr. Scheer was involved in the founding and had been a member of the boards of directors of ViroPharma, Inc., OraPharma, Inc. (acquired by Johnson and Johnson in 2003), and Esperion Therapeutics, Inc. (acquired by Pfizer in 2004).  He currently serves as the chairman of the board of directors of Achillion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals, Inc., both publicly traded biotechnology companies.  From 1991 through 1999, he was affiliated with the health care investing team at Oak Investment Partners.  Mr. Scheer has also led or played a significant role in a series of transactions involving corporate alliances, licensing arrangements, divestments, acquisitions and mergers in the life sciences industry.  He has served as a member of the Leadership Council of the Harvard School of Public Health, and as a member of the Advisory Committee to the Harvard Malaria Initiative.  He has helped to launch, and currently serves as Chair of “The Unfinished Agenda in Infectious Diseases,” an initiative at the Harvard School of Public Health focusing on neglected diseases.  He has also been a member of the board of trustees, and most recently Vice-Chair for the Long Wharf Theatre, in New Haven, Connecticut.  In 2007, he was awarded the Atlas Award for Venture Capital from the Connecticut Union for Research Excellence (“CURE,” of which he also serves as a member of the board), and in 2009, he received the Venture Capital Leadership Award from the Connecticut Venture Group.  He received his A.B. cum laude from Harvard College, and an M.S. from Yale University.  Because of his strong background of service on the boards of numerous life sciences industry companies and his involvement in capital raising and strategic transactions in our industry, we believe that Mr. Scheer provides a unique perspective and useful insight to our Board of Directors as we review our growth strategy and strategic initiatives.

Class III Directors Continuing in Office—Terms Expire at the 2016 Annual Meeting

John L. Miclot, 55, has served as a director of our Company and as our President and Chief Executive Officer since December 2011.  Prior to joining our Company, Mr. Miclot was an Executive-in-Residence at Warburg Pincus from March 2010 to March 2011.  He was President and Chief Executive Officer of CCS Medical, Inc., a company owned by Warburg Pincus and a provider of products and services for patients with chronic diseases, from November 2008 until completion of a financial restructuring and the Company’s emergence from protection under Chapter 11 of the U.S. Bankruptcy Code in March 2010.  From 2003 to 2008, Mr. Miclot served as President and Chief Executive Officer of Respironics, Inc. until the sale of Respironics to Royal Philips.  Mr. Miclot served as Chief Executive Officer of Philips Home Healthcare Solutions following the acquisition of Respironics, Inc. by Royal Philips.  Mr. Miclot spent 10 years in senior roles at Respironics, ultimately serving as President and Chief Executive Officer from 2003 to 2008.  Mr. Miclot joined Respironics in 1998 when it acquired Healthdyne Technologies, Inc., a medical device Company.  Mr. Miclot served as the Senior Vice President of Sales and Marketing for Healthdyne from 1995 to 1998. Earlier in his career, he held sales and marketing roles at Medex, Ohmeda, Baxter Edwards, and DeRoyal Industries.  Mr. Miclot is a director of Wright Medical Group, Inc., Dentsply International Inc., and serves as Chairman of the Board of Directors of Breathe Technologies, Inc.  He is also a director of the Pittsburgh Zoo & PPG Aquarium and Burger King Cancer Caring Center. He earned his B.B.A. in marketing from the University of Iowa.  The Board has concluded that Mr. Miclot should serve on our Board based on his deep knowledge of our Company gained from his positions as President and Chief Executive Officer, as well as his substantial experience in the life sciences industry.

Lorin J. Randall, 70, has served as a director of our Company since February 2008. Mr. Randall has been an independent financial consultant since May 2006.  Previously, Mr. Randall was Senior Vice President and Chief Financial Officer of Eximias Pharmaceutical Corporation, a development-stage drug development company, from December 2004 to May 2006.  From 2002 to 2004, Mr. Randall served as the Senior Vice President and Chief Financial Officer of i-STAT Corporation, a publicly-traded manufacturer of medical diagnostic devices that was acquired by Abbott Laboratories in 2004.  He currently serves on the boards of directors of Nanosphere, Inc., Athersys, Inc. and Acorda Therapeutics, Inc. Mr. Randall served on the board of directors of Opexa Therapeutics, Inc., a publicly-traded cell therapy company, from 2007 to 2009.  Mr. Randall received a BS in accounting from The Pennsylvania State University and an MBA from Northeastern University.  Because of his strong background in the life sciences industry and his prior experience as Chief Financial Officer of i-STAT Corporation and four other public and privately-held companies, we believe that Mr. Randall is able to provide valuable input into our strategic and financial affairs, as well as other matters.  In addition, Mr. Randall’s public CFO assignments at CFM Technologies, Inc. and Greenwich Pharmaceuticals Corporation benefit our Board of Directors.

Required Vote

The nominees will be elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  This means that the nominees with the most votes for election will be elected.

Board Recommendation

The Board of Directors believes that the election of Drs. Dalsgaard, Kuntz and Jorkasky to serve as Class I directors is in the best interests of Tengion and our stockholders and, therefore, recommends that you vote “FOR” the election of each nominee.

PROPOSAL 2 — RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  Ernst & Young LLP has served as our independent registered public accounting firm since fiscal 2009.  Although stockholder approval of the selection of Ernst & Young is not required, our Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection.  If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Ernst & Young, but will not be required to take any action.  Further, even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and the stockholders.

Required Vote

The affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is needed to approve this Proposal 2.

Board Recommendation

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Information About Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	2013	2012
Audit Fees	$810,000	$420,212
Audit-Related Fees	—	—
Tax Fees	20,000	15,000
All Other Fees	—	—
Total Fees	$830,000	$435,212

Audit Fees include fees for services associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.  Audit-related fees principally included accounting consultation services.  Tax fees included tax compliance, tax advice, and tax planning services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services and related fees that are to be performed by our independent registered public accounting firm.  These policies generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.  The Audit Committee has delegated to the chair of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm.  Any approval of services by the chair of the Audit Committee pursuant to this delegated authority is reported on at the next regular meeting of the Audit Committee.  All audit or non-audit services performed by our independent registered accounting firm were approved in advance in accordance with the procedures outlined above.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock.  Based solely on our review of copies of Section 16(a) reports furnished to us and representations made to us, we believe that during fiscal 2013 our officers, directors, and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements except that a Form 4 filed on September 6, 2013 by Lorin J. Randall did not timely report his conversion of Series C Convertible Preferred Stock into common stock.

Stockholder Proposals for the 2015 Annual Meeting

A stockholder who intends to present a proposal at the 2015 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy materials for that meeting must submit the proposal in writing to us so that it is received by our Secretary no later than November 26, 2014. Written proposals may be mailed to us at Tengion, Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, NC 27103, Attn: A. Brian Davis, Secretary.  A stockholder who intends to nominate a director or present any other proposal at the 2015 Annual Meeting of Stockholders but does not wish the proposal to be included in the proxy materials for that meeting must provide written notice of the nomination or proposal to us no earlier than February 1, 2015 and no later than March 3, 2015.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.  Our by-laws, which are available at http://phx.corporate-ir.net/phoenix.zhtml?c=218965&p=irol-govHighlights, describe the requirements for submitting proposals at the Annual Meeting. The notice must be given in the manner and must include the information and representations required by our by-laws.

CORPORATE GOVERNANCE

General

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters, and code of conduct described below are available on our website at www.tengion.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, Tengion, Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103. Our Board of Directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Tengion and our stockholders.  These guidelines, which provide a framework for the conduct of the Board of Directors’ business, provide that:

•	the principal responsibility of the directors is to oversee management of the Company;

•	a majority of the members of the Board of Directors shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to senior executives and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	the Board of Directors and its committees will conduct a self-evaluation at least annually to determine whether they are functioning effectively.

Board Determination of Independence

Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed Company’s Board of Directors to be comprised of independent directors within one year of listing.  In addition, Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed Company’s audit, compensation, and nominating and governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed Company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed Company or any of its subsidiaries; or (2) be an affiliated person of the listed Company or any of its subsidiaries.

In March 2014, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director.  Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors determined that none of Carl-Johan Dalsgaard, M.D., Ph.D., Diane K. Jorkasky, M.D., Richard Kuntz, M.D., M.Sc., Lorin J. Randall, or David I. Scheer, representing five of six of our current total number of directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under NASDAQ Rule 5605(a)(2).  In making such determinations, the Board of Directors considered the relationships that each such non-employee director has with our Company and other facts and circumstances the Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

Board Meetings and Attendance

Our Board of Directors currently consists of six directors.  Our Board of Directors held 12 meetings, either in person or by teleconference, during the year ended December 31, 2013 and also acted by unanimous written consent from time-to-time.  During 2013, each of our current directors attended at least 75% of the aggregate number of board meetings and meetings held by all committees on which he/she then served.  Our independent directors have the opportunity to meet separately in executive session following each regularly scheduled Board meeting.  Directors are expected to attend the Annual Meeting.  No directors attended the 2013 annual meeting of stockholders.

Board Committees

Our Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), a Compensation Committee, a Technology Committee, and a Governance and Nominating Committee, each of which is comprised entirely of independent directors.  Our Board of Directors may, from time-to-time, establish other committees to assist the Board of Directors in the discharge of its responsibilities.  Our Board of Directors has adopted charters for the Audit Committee, Compensation Committee, Technology Committee, and Governance and Nominating Committee, current copies of which are available on our website at www.tengion.com.  A summary description of the committees of our Board of Directors follows.

Audit Committee

Our Audit Committee held 10 meetings in 2013 and also acted by unanimous written consent from time-to-time.  The current members of our audit committee are Lorin J. Randall, who is the chair of the committee, and David I. Scheer.  Both members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board of Directors has determined that Mr. Randall is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Messrs. Randall and Scheer are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

•	evaluates the independent auditors’ qualifications, independence and performance;

•	determines the engagement of the independent auditors and reviews and approves the scope of the annual audit and the audit fee;

•	discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements;

•	approves the retention of the independent auditors to perform any proposed permissible non-audit services;

•	monitors the rotation of partners of the independent auditors on our engagement team as required by law;

•	reviews our critical accounting policies and estimates;

•	oversees our internal audit function; and

•	reviews the audit committee charter and the audit committee’s performance at least annually.

Compensation Committee

Our Compensation Committee held three meetings in 2013 and also acted by unanimous written consent from time-to-time.  The current members of our Compensation Committee are Mr. Scheer, who is the chair of the committee, Richard E. Kuntz, M.D., M.Sc., and Mr. Randall.  Each of the members of our Compensation Committee is independent under the applicable rules and regulations of the SEC, Nasdaq, and the Internal Revenue Service.

Our Compensation Committee oversees our compensation philosophy, policies and practices. Among other matters, the Compensation Committee:

•	reviews and recommends policies relating to compensation and benefits of our employees;

•	evaluates the performance of the chief executive officer in light of Company and individual objectives that have been approved by the Board of Directors;

•	recommends the compensation of the chief executive officer to the Board of Directors based upon such evaluation;

•
reviews and approves individual goals and objectives, recommended by the chief executive officer, relevant to compensation of our executive officers (other than compensation of the chief executive officer);

•	in consultation with the chief executive officer, evaluates the performance of these executive officers in light of those goals and objectives and sets their compensation based on such evaluations;

•	administers the issuance of stock options and other awards under our stock plans;

•	reviews on an annual basis the compensation of non-employee members of the Board of Directors and makes recommendations to the Board of Directors regarding any changes thereto; and

•	reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter.

With the exception of evaluating the performance of the chief executive officer and recommending the chief executive officer’s compensation to the Board of Directors based on such evaluation, the Compensation Committee may delegate its authority to a subcommittee, consisting either of a subset of the members of the Compensation Committee or any members of the Board of Directors.  In addition, to the extent permitted by applicable law, the Compensation Committee may delegate to a subcommittee comprised of one or more officers of the Company the authority to grant stock options and other stock awards to employees or consultants of the Company.

Technology Committee

The Technology Committee held one meeting in 2013.  The members of our Technology Committee are Dr. Kuntz, who is the chair of the committee, Carl-Johan Dalsgaard, M.D., Ph.D., and Diane K. Jorkasky, M.D.  The Technology Committee is responsible for assisting the Board of Directors with respect to its oversight responsibilities in the areas of the Company’s research and development and technology strategies and initiatives.  Among other matters, the Technology Committee:

•	reviews and evaluates the Company’s pipeline of research and development programs;

•
reviews and evaluates the Company’s research and development strategies and goals in order to assist the Board of Directors in making informed decisions with respect to approving such strategies and goals;

•	identifies and discusses significant emerging science and technology trends and the potential impact of such trends on the Company’s business and research and development operations;

•	oversees risk management in the area of human clinical trials and pre-clinical animal studies, including the periodic review or policies and procedures related to the same; and

•	reviews the technology committee charter and the technology committee’s performance at least annually.

Governance and Nominating Committee

The Governance and Nominating Committee held two meetings in 2013.  The members of our Governance and Nominating Committee are Mr. Scheer, who is the chair of the committee, Dr. Dalsgaard, and Dr. Jorkasky.  The Governance and Nominating Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Governance and Nominating Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters.  Among other matters, the Governance and Nominating Committee:

•	periodically reviews our corporate governance guidelines and code of ethics and recommends changes for approval by the Board of Directors;

•	oversees an annual evaluation of the performance of the Board of Directors;

•	establishes criteria and qualifications for membership to the Board of Directors and establishes procedures for the nomination of persons for election as directors of the Company;

•	recommends candidates to the Board of Directors to fill any vacancies on the Board of Directors; and

•	reviews the governance and nominating committee charter at least annually.

Director Nomination Process

The process followed by our Governance and Nominating Committee to identify and evaluate candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates.  In considering whether to recommend any candidate for inclusion in our Board of Directors’ slate of recommended director nominees, including candidates recommended by stockholders, the Governance and Nominating Committee considers many factors.  Our Governance and Nominating Committee does not have a formal diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to our Board of Directors’ deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness.  In identifying and recommending nominees for positions on our Board of Directors, our Governance and Nominating Committee places primary emphasis on the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, age, conflicts of interest, and the ability to act in the interests of all stockholders.  The Governance and Nominating Committee seeks to ensure that the Board of Directors has an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board of Directors as a whole, when making decisions on director nominations.  The Governance and Nominating Committee does not assign specific weights to particular factors and no particular factor is a prerequisite for each nominee.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.  In the case of an incumbent director whose term of office is set to expire, the Governance and Nominating Committee reviews such director’s overall service to the Company during the director’s term.  In the case of a new director candidate, the Governance and Nominating Committee reviews whether the nominee is “independent,” based on the Nasdaq Marketplace Rules and applicable SEC rules and regulations, if necessary.

Stockholders may recommend individuals to the Governance and Nominating Committee for consideration as potential director candidates by timely submitting their name, along with the additional information and materials required by our Bylaws, to our Governance and Nominating Committee at Tengion, Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103, Attention: Secretary.  Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Governance and Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria discussed above.

Board Leadership Structure and Board’s Role in Risk Oversight

The positions of chairman of the Board of Directors and chief executive officer have been separated since our inception in July 2003.  Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management.  Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow.  Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors.  This leadership structure also is preferred by a significant number of our stockholders. Our Board of Directors believes its administration of its risk oversight function has not affected its leadership structure as the Board of Directors continues to oversee risk primarily through committees of the Board of Directors, as more fully set forth below.

While our bylaws and corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions and having an independent outside director serve as chairman is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on collaborative partners, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no commercial manufacturing experience, marketing or sales capability or experience, and dependence on key personnel. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors is actively involved in oversight of risks that could affect us.  This oversight is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.  Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company as our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

Communications with the Independent Directors

We have established a process for stockholders to send communications to the members of our Board of Directors.  Stockholders may send such communications by mail addressed to our full Board of Directors, a specific member or members of the Board of Directors, or to a particular committee of the Board of Directors, at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103, Attention: Secretary.  All such communications will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors.  Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee.  In the case of communications to our Board of Directors or any individual director or group or committee of directors, our Secretary will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

Code of Ethics

We have adopted a code of business conduct and ethics, referred to as our Ethics and Integrity Standard, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting.  The code of business conduct and ethics is available on our website at www.tengion.com.  Any amendments to the code, or waivers of its requirements, will be disclosed on our website.

Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1934, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2013 and discussed them with the Company’s management and the Company’s independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board, and has discussed with the Company’s independent registered public accounting firm matters relating to its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

We have selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The selection was based on a number of factors, including the competence of Ernst & Young LLP in the fields of accounting and auditing.

By the Audit Committee of the Board of Directors of Tengion, Inc.

Lorin J. Randall, Committee Chair
David I. Scheer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Item 404 of Regulation S-K requires us to disclose any transaction since January 1, 2012, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for 2013 and 2012 in which we are a participant and in which any related person has or will have a direct or indirect material interest.  A related person is any executive officer, director, nominee for director, beneficial holder of 5% or more of our common stock, or an immediate family member of any of those persons.  Other than the agreements with stockholders and indemnification agreements discussed below and the employment agreements discussed on page 24, we are not a party to any transaction with related persons.

Agreements with Stockholders

2011 Financing

In March 2011, we closed a private placement transaction pursuant to which we sold securities consisting of 1,107,939 shares of common stock and warrants to purchase 1,046,102 shares of common stock.  Funds affiliated with HealthCap Venture Capital, which prior to the offering beneficially owned 14.4% of our voting securities, became the beneficial owner of up to 25.99% of our voting securities.  Dr. Dalsgaard, who is a member of our Board of Directors, is a member of each of HealthCap IV GP SA, L.L.C. and HealthCap IV GP AB, L.L.C., who are affiliates of HealthCap Venture Capital.  Upon the closing of the private placement, Medtronic, Inc. and Empery Asset Management, LP became beneficial owners of more than 5% of our voting securities.  Dr. Kuntz, who is a member of our Board of Directors, is an executive officer of Medtronic, Inc.  Neither Dr. Kuntz nor Dr. Dalsgaard participated in any discussions or negotiations related to the private placement.

In early 2013, we amended and restated the warrants issued in this private placement.  All holders exchanged their warrants for amended and restated warrants containing various amendments, including an adjusted exercise price from $28.80 to $1.10 per share. This exercise price was lowered to $1.01 in April 2013 as a result of adjustments the exercise price of the warrants issued in our 2012 financing (the “2012 Warrants”) and the conversion price of the convertible notes issued in our 2012 financing (the “2012 Convertible Notes”).  The exercise price was further adjusted to $0.40 in November 2013 and then to $0.30 per share in January 2014 as a result of adjustments to: (i) the exercise price of the 2012 Warrants and the conversion price of the 2012 Convertible Notes; (ii) the exercise price of the warrants issued in our 2013 financing (the “2013 Warrants”) and the conversion price of the convertible notes issued in our 2013 financing (the “2013 Convertible Notes”); and (iii) the exercise price of the Celgene Warrants.  With respect to our current directors, executive officers, beneficial owners of 5% of our common stock, or any member of the immediate family of any of the foregoing persons, the following table demonstrates the number of shares of common stock underlying the Amended and Restated 2011 Warrants that are held by such persons as a result of the amendment and restatement of the warrants:

Name	Shares of Common Stock Underlying Original 2011 Warrants	Shares of Common Stock Underlying Amended and Restated 2011 Warrants
HealthCap Venture Capital	247,352	23,745,790
Medtronic, Inc.	185,513	17,809,248
RA Capital Management, LLC	106,008	10,176,771
Affiliates of Deerfield Management Co.	106,007	10,176,767
DAFNA Capital	21,210	2,036,161
Empery Asset Management, LP	88,340	8,480,642

2012 Financing

In September 2012, we issued notes (the “Demand Notes”) in the aggregate amount of $1 million to certain new and existing investors in in a bridge financing (the “Bridge Financing”).  The Demand Notes bore interest at a rate of 10% per year.  The outstanding principal balance, with any accrued interest, was payable on demand at any time on or after October 7, 2012.  Each holder of a Demand Note, in its sole discretion, could exchange the principal balance of its Demand Note, together with accrued interest, for the first tranche of debt securities and warrants issued by the Company after September 7, 2012.  In October 2012, we closed a private placement (the “2012 Financing”) pursuant to which we issued the 2012 Convertible Notes and the 2012 Warrants, in which we raised approximately $15 million in gross proceeds, including the value of Demand Notes exchanged for 2012 Convertible Notes and 2012 Warrants.  None of the principal from the 2012 Convertible Notes has been repaid yet, but $500,000 of the principal has been converted into common stock through March 10, 2014.  Deerfield Special Situations International Master Fund, L.P, Deerfield Special Situations Fund L.P., and funds affiliated with HealthCap Venture Capital, each of whom were a 5% stockholder prior to the 2012 Financing, participated in the Bridge Financing and the 2012 Financing.  As a result of the 2012 Financing, Bay City Capital, Celgene Corporation, DAFNA Capital, RA Capital Management LLC became beneficial owners of 5% of our common stock.  All holders of Demand Notes exchanged their Demand Notes for the 2012 Convertible Notes and 2012 Warrants issued in the 2012 Financing.  Dr. Dalsgaard, who is a member of our Board of Directors, is affiliated with HealthCap Venture Capital and did not participate in any discussions regarding the Bridge Financing or the 2012 Financing.  The following table summarizes their participation:

Name	Aggregate Consideration Paid	Principal Amount of Notes	Shares of Common Stock Underlying Warrants
Affiliates of Deerfield Management Co.	$3,000,000.00	$3,000,000.00	54,545,457
HealthCap Venture Capital	$500,684.92	$500,684.92	13,636,363

On November 30, 2012, we notified the holders of the 2012 Convertible Notes of our intention to pay the interest due on January 1, 2013 with shares of common stock in lieu of cash.  On December 31, 2012, the holders of the 2012 Convertible Notes agreed to extend the payment date to February 1, 2013.  On January 30, 2013, the holders of the 2012 Convertible Notes agreed to extend the interest payment date to February 15, 2013.  The aggregate amount of the interest payment was $560,051.31 and we issued 482,804 shares of restricted common stock in satisfaction of these interest payments.  On April 2, 2013, we again satisfied $189,107.28 in interest obligations by issuing 290,935 shares of stock.  On July 1, 2013, we satisfied $369,992.48 in interest obligations by issuing 737,557 shares of stock and warrants to purchase 537,837 shares of common stock for nominal consideration.  On October 1, 2013, we issued 418,433 shares of stock and warrants to purchase 277,504 shares of common stock for nominal consideration in satisfaction of our interest obligations of $375,805.87.  On January 2, 2014, we satisfied $379,180.53 in interest obligations by issuing 1,140,904 shares of stock and warrants to purchase 567,116 shares of common stock for nominal consideration.  These warrants were issued in lieu of shares of common stock that would have brought certain investors over a 9.985% ownership threshold set forth in the 2012 Financing documents.

In connection with the 2012 Financing, we entered into a registration rights agreement, securities purchase agreement, and facility agreement with the investors.  In connection with those agreements, we agreed to file a registration statement covering the resale of the shares of common stock issuable upon the conversion of the 2012 Convertible Notes and the exercise of the 2012 Warrants.  We also granted the holders of the 2012 Convertible Notes the right to require us to sell to such holders up to an additional $20,000,000 in securities on the same terms as the 2012 Convertible Notes and 2012 Warrants (the “Call Option”).  The Call Option was exercised as described below under the caption “2013 Financing.”  The conversion price of the 2012 Convertible Notes and the exercise price of the 2012 Warrants was originally $0.75, but was lowered to $0.69 based on the volume-weighted average price of the Company’s common stock for the five trading days after the registration statement on Form S-1 (Registration No. 333-184761) became effective, as required by the terms of the 2012 Convertible Notes and the 2012 Warrants.  The conversion price of the 2012 Convertible Notes and the exercise price of the 2012 Warrants was adjusted to $0.29 per share in November 2013 and then to $0.22 per share in January 2014 as a result of the Company’s issuance of shares of common stock and warrants to purchase common stock in payment of interest obligations to the holders of the 2012 Convertible Notes and 2013 Convertible Notes.

2013 Financing

In June 2013, we entered into a securities purchase agreement, facility agreement and registration rights agreement with certain new and existing investors to provide financing to us of approximately $18.6 million; the investors purchased an aggregate of approximately $18.6 million of 2013 Convertible Notes as well as 2013 Warrants to purchase an aggregate of approximately 81 million shares of our common stock.  None of the principal of the 2013 Convertible Notes has been repaid yet, but $1,340,317 of the principal has been converted into common stock through March 10, 2014.  In connection with those agreements, we agreed to file a registration statement covering up to the maximum number of shares underlying the 2013 Convertible Notes, 2013 Warrants and the Celgene Warrants (as defined below) that we are able to register pursuant to applicable SEC limitations.  The 2013 Financing documents also allow us to satisfy interest obligations with the issuance of shares of common stock and warrants to purchase common stock for nominal consideration in lieu of cash payments.  On October 1, 2013, we satisfied $478,395.63 in interest obligations by issuing 643,317 shares of stock and warrants to purchase 242,603 shares of common stock for nominal consideration.  On January 2, 2014, we issued 1,596,121 shares of stock and warrants to purchase 535,890 shares of common stock for nominal consideration in satisfaction of our interest obligations of $473,306.28.  These warrants were issued in lieu of shares of Common Stock that would have brought certain investors over a 9.985% ownership threshold set forth in the 2013 Financing documents.

We also entered into a collaboration agreement with Celgene (the “Collaboration Agreement”) pursuant to which Celgene paid us $15 million in exchange for (i) five-year warrants to purchase 7,425,743 shares of common stock and ten-year warrants to purchase 14,851,485 shares of common stock, (ii) a right of first negotiation to our Neo-Kidney Augment Program; and (iii) entering into the Collaboration Agreement in which we agreed to limit development of our Esophagus Program to activities under the Collaboration Agreement and in which we also granted to Celgene the option to acquire the rights to our Esophagus Program for 125% of the value of the program, as determined by independent valuation firms.  The right of first negotiation agreement with Celgene that we entered into in connection with the collaboration agreement granted Celgene a right of first negotiation to the license, sale, assignment, transfer or other disposition by us of any material portion of intellectual property (including patents and trade secrets) or other assets related to the Neo-Kidney Augment program.  Deerfield Special Situations International Master Fund, L.P, Deerfield Special Situations Fund L.P., funds affiliated with HealthCap Venture Capital, funds affiliated with Bay City Capital, Celgene Corporation, a fund affiliated with Empery Asset Management, LP and a fund affiliated with RA Capital Management LLC, each of whom were a 5% stockholder prior to the 2013 Financing, participated in the 2013 Financing.  As a result of the 2013 Financing, Capital Ventures International, Hudson Bay Master Fund LTD, Midsummer Small Cap Master, Ltd., Opus Point Healthcare Innovations Fund, LP, Perceptive Life Sciences Master Fund Ltd, QVT Financial LP and Sabby Management LLC became beneficial owners of 5% of our common stock.

The investors in the 2013 Financing purchased the 2013 Convertible Notes and 2013 Warrants (together, the “Securities”) pursuant to the Call Option (discussed above) granted to the investors in the 2012 Financing.  The investors in the 2013 Financing have the right to participate in any financing conducted by us on or before June 28, 2015.

In connection with the 2013 Financing, we also entered into an Amendment, Waiver and Consent Agreement (the “Amendment, Waiver and Consent Agreement”) with the investors in the 2012 Financing. Pursuant to the Amendment, Waiver and Consent Agreement, we and the investors in the 2012 Financing agreed to amend the documentation related to the 2012 Financing and to waive certain rights thereunder, to, among other things: (i) explicitly permit certain of the investors in the 2012 Financing to assign the rights under the Call Option that each such investor did not exercise to investors in the 2013 Financing; (ii) waive certain procedural requirements regarding the 2013 Financing; (iii) allow us to enter into certain right of first negotiation agreements with respect to our Neo-Urinary Conduit program and Neo-Kidney Augment program, (iv) provide for automatic release of the security interests in assets related to the Esophagus Program upon permitted dispositions of such assets; (v) provide for automatic release of the security interests in assets related to our 80,000 square feet facility in East Norriton, Pennsylvania upon permitted dispositions of such assets; and (vi) allow for waivers and amendments to certain of the 2012 Financing documentation by a super-majority of the investors in the 2012 Financing.

The conversion price of the 2013 Convertible Notes and the exercise price of the 2013 Warrants was originally $0.69, but was lowered to $0.29 per share in November 2013 and then to $0.22 per share in January 2014 as a result of the Company’s issuance of shares of common stock and warrants to purchase common stock in payment of interest obligations to the holders of the 2012 Convertible Notes and 2013 Convertible Notes.

Indemnification Agreements

We indemnify our directors, executive officers and certain key employees to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. This is required under our amended and restated certificate of incorporation and amended and restated bylaws and we have also entered into separate agreements with each of our directors, executive officers and certain key employees to provide such indemnification.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

The following table sets forth certain information about our current executive officers.

Name	Age	Position(s)

John L. Miclot	55	President and Chief Executive Officer, Director
Timothy Bertram, D.V.M., Ph.D.	58	Chief Scientific Officer and President, Research and Development
A. Brian Davis	47	Chief Financial Officer and Senior Vice President, Finance

John L. Miclot has served as a director of our Company and as our President and Chief Executive Officer since December 2011.  Prior to joining our Company, Mr. Miclot was an Executive-in-Residence at Warburg Pincus from March 2010 to March 2011.  He was President and Chief Executive Officer of CCS Medical, Inc., a company owned by Warburg Pincus and a provider of products and services for patients with chronic diseases, from November 2008 until completion of a financial restructuring and the Company’s emergence from protection under Chapter 11 of the U.S. Bankruptcy Code in March 2010.  From 2003 to 2008, Mr. Miclot served as President and Chief Executive Officer of Respironics, Inc. until the sale of the Respironics to Royal Philips.  Mr. Miclot served as Chief Executive Officer of Philips Home Healthcare Solutions following the acquisition of Respironics, Inc. by Royal Philips.  Mr. Miclot spent 10 years in senior roles at Respironics, ultimately serving as President and Chief Executive Officer from 2003 to 2008.  Mr. Miclot joined Respironics in 1998 when it acquired Healthdyne Technologies, Inc., a medical device Company.  Mr. Miclot served as the Senior Vice President of Sales and Marketing Healthdyne from 1995 to 1998. Earlier in his career, he held sales and marketing roles at Medex, Ohmeda, Baxter Edwards, and DeRoyal Industries.  Mr. Miclot is a director of Wright Medical Group, Inc., Dentsply International Inc. and serves as Chairman of the Board of Directors of Breathe Technologies, Inc.  He is also a director of the Pittsburgh Zoo & PPG Aquarium and Burger King Cancer Caring Center. He earned his B.B.A. in marketing from the University of Iowa.

Timothy Bertram, D.V.M., Ph.D., has served as our Chief Scientific Officer and President, Research and Development since November 2011 and previously served as our Chief Scientific Officer and Executive Vice President, Science and Technology from October 2010 to November 2011 and our Senior Vice President, Science and Technology from August 2004 to October 2010.  Dr. Bertram is responsible for leading our research and development efforts.  Prior to joining us, Dr. Bertram served as a senior scientific executive at Pfizer, a large multi-national pharmaceutical Company, from 1999 to 2004, and held a similar position at SmithKline Beecham Pharmaceuticals, a large multi-national pharmaceutical and healthcare Company, from 1996 to 1999, and Procter & Gamble Co., a large multi-national Company that manufactures consumer goods, from 1989 to 1996.  He was a faculty member at the University of Illinois from 1984 to 1987 and was a visiting scientist to the National Institutes of Health from 1987 to 1989.  Dr. Bertram received a D.V.M. and Ph.D. from Iowa State University and completed post-doctoral studies in cell signaling pathways.

A. Brian Davis served as our Chief Financial Officer and Vice President, Finance from August 2010 through August 2013 and was promoted to Chief Financial Officer and Senior Vice President, Finance in August 2013.  From April 2009 to July 2010, Mr. Davis served in a consulting capacity as Chief Financial Officer of Neose Technologies, Inc.  From 1994 to April 2009, Mr. Davis was employed by Neose Technologies, Inc., a biopharmaceutical company focused on the development of next-generation therapeutic proteins, where he served most recently as Senior Vice President and Chief Financial Officer.  From 1991 to 1994, Mr. Davis was employed by MICRO HealthSystems, Inc., a provider of healthcare information systems, where he served most recently as Corporate Controller.  Mr. Davis is licensed as a Certified Public Accountant, received his B.S. in accounting from Trenton State College and his MBA from the Wharton School of the University of Pennsylvania.

Summary Compensation Table

The following table shows the total compensation accrued for fiscal years 2013 and 2012 for our named executive officers.

Name and Principal Position	Fiscal Year	Salary	Option Awards (1)	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation		Total

John L. Miclot	2013	$462,375	$—	$—	$208,575	$38,980	(3)	$709,930
President and Chief	2012	$450,000	$159,933	$224,438	$202,500	$100,631	(4)	$1,137,502
Executive Officer
Timothy Bertram,	2013	$380,817	$—	$—	$137,428	$—		$518,245
D.V.M., Ph.D.	2012	$373,474	$77,763	$92,240	$133,425	$—		$676,902
President, Research and Development and Chief Scientific Officer
A. Brian Davis	2013	$336,612	$—	$—	$112,612	$26,645	(3)	$475,869
Chief Financial	2012	$319,480	$36,597	$43,847	$100,437	$—		$500,361
Officer and Senior Vice President, Finance
_________________________________
(1)
Calculated in accordance with current accounting standards for stock-based compensation without consideration of forfeitures.  Valuation assumptions used to determine the fair value of the stock awards are described in Note 13 to our audited financial statements for fiscal year 2013, included in our 2013 Annual Report of Form 10-K.

(2)
Amounts shown in “Non-Equity Incentive Compensation” column reflect the annual incentive award granted and earned during fiscal year 2012 and 2013 which were paid in fiscal year 2013 and 2014, respectively.

(3)	Amounts shown reflect reimbursement for cost of weekly commuting expenses (and the associated taxes for these benefits).
(4)
Amounts shown reflect reimbursement for furnished apartment in Winston-Salem area and the associated utility expenses, the cost of an automobile lease in Winston-Salem and the associated insurance coverage and cost of weekly commuting expenses (and the associated taxes for these benefits).

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information concerning stock options held on December 31, 2013, the last day of our 2013 fiscal year, for each named executive officer.

	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)(1)	Option Expiration Date (2)
Name and Principal Position	Exercisable	Unexercisable

John L. Miclot President and Chief Executive Officer	39,388	39,387	4.00	12/5/2021
	17,227	22,148	5.70	1/3/2022

Timothy Bertram, D.V.M., Ph.D.	64	—	4.40	2/15/2015
President, Research and Development and Chief Scientific Officer	271	—	4.40	2/27/2016
	332	—	4.40	6/23/2016
	103	—	4.40	11/1/2016
	552	—	4.40	2/27/2017
	69	—	4.40	10/25/2017
	1,656	—	4.40	12/19/2017
	587	—	4.40	2/7/2018
	4,726	—	4.40	9/28/2019
	5,689	810	50.00	4/9/2020
	2,253	748	29.40	10/18/2020
	3,750	2,250	24.20	5/11/2021
	7,439	9,562	6.42	2/16/2022

A. Brian Davis	5,363	1,237	36.70	08/02/2020
Chief Financial Officer and Senior Vice President, Finance	2,188	1,312	24.20	05/11/2021
	3,501	4,500	6.42	2/16/2022
_________________________________
(1)
Options awards made prior to August 26, 2009 were modified to an exercise price of $4.40 per share on August 26, 2009, when our Compensation Committee approved the repricing of all then-outstanding options for active employees at such time.

(2)
These options vest as to 25% on the first anniversary of the date of grant and as to an additional 6.25% at the end of each three-month period thereafter for the following three years.  Each of the options were granted 10 years prior to the Option Expiration Date.

The following table sets forth information concerning stock awards held on December 31, 2013, the last day of our 2013 fiscal year, for each named executive officer.

Name and Principal Position	Number of Securities Underlying Unexercisable Stock	Market Value of Shares or Units That Have Not Yet Vested (1)

John L. Miclot President and Chief Executive Officer	29,531	$7,383

Timothy Bertram, D.V.M., Ph.D.	2,000	$500
President, Research and Development and Chief Scientific Officer	11,250	$2,813

A. Brian Davis	1,166	$292
Chief Financial Officer and Senior Vice President, Finance	5,125	$1,281
_________________________________
(1)
The market value of stock awards that have not yet vested is calculated by multiplying the closing price per share of our common stock on December 31, 2013 ($0.25) by the number of shares unvested as of December 31, 2013.

Employment Agreements

John L. Miclot.  On December 5, 2011, we entered into an employment agreement, which was subsequently amended and restated on January 20, 2012, with Mr. Miclot, our President and Chief Executive Officer providing for his at-will employment, commencing December 5, 2011.  Mr. Miclot’s base salary was set at $450,000 per year, subject to annual review and increases based on performance.  Mr. Miclot may also receive an annual bonus payment of up to 50% of his annual gross salary, as determined by the Compensation Committee and the Board of Directors in their discretion, based on achievement of certain mutually agreed-upon performance milestones.  Furthermore, he is eligible to participate in the group benefits program and 401(k) plan, and the Board of Directors may award Mr. Miclot’s stock incentives under our equity incentive plans in its sole discretion as a performance-based incentive.  Pursuant to the employment agreement, Mr. Miclot was provided with a stock option to purchase 78,775 shares of common stock on December 5, 2011, a stock option to purchase 39,375 shares of common stock on January 3, 2012 and a restricted stock award of 39,375 shares of common stock on January 3, 2012.  All of these equity awards were made pursuant to our 2010 Stock Option and Incentive Plan.  Additionally, under the terms of the employment agreement, we have agreed to provide for the direct payment of or reimbursement for a furnished apartment in the Winston-Salem area and the associated utility expenses, the cost of an automobile lease in Winston-Salem and the associated insurance coverage and the cost of weekly commuting expenses from Mr. Miclot’s homes in Tampa, Florida and Pittsburgh, Pennsylvania.  We have also agreed to pay the taxes associated with the provision of these benefits.  At any time, in the event Mr. Miclot’s employment is terminated by us without cause or he resigns under certain specified conditions, each as described in the Amended and Restated Management Severance Plan, then Mr. Miclot may be entitled to receive certain payments and benefits pursuant to the Amended and Restated Management Severance Plan adopted by our Board of Directors in March 2012 (the “Amended and Restated Management Severance Plan”) and described following the description of our employment agreement with A. Brian Davis.

Timothy Bertram, D.V.M., Ph.D.  On July 28, 2004, we entered into an offer letter with Dr. Bertram, our Vice President, Science and Technology, providing for his at-will employment, commencing as of August 1, 2004.  This offer letter, as amended on December 22, 2008, sets forth the terms and conditions of Dr. Bertram’s employment.  Dr. Bertram’s base salary was originally set at $200,000 per year, subject to annual review and increases based on performance.  Dr. Bertram was also originally entitled to receive an annual bonus payment of up to 20% of his annual gross salary, as determined by his manager and the Board of Directors in their discretion, based on achievement of certain mutually agreed-upon performance milestones.  Furthermore, he is eligible to participate in the group benefits program and the Board of Directors may award Dr. Bertram stock incentives under our equity incentive plans in its sole discretion as a performance-based incentive.  Dr. Bertram also received the right to reimbursement for all reasonable out-of-pocket relocation and relocation-related expenses.  Pursuant to the offer letter, Dr. Bertram purchased 1,794 shares of restricted common stock at a purchase price per share equal to the par value of such shares, which shares have since vested in full. Such vested shares are subject to repurchase by us upon Dr. Bertram’s termination for any reason, including Dr. Bertram’s death (in such case only for a period of twelve months) at the fair market value price per share, but if the termination is for cause, then the vested shares are subject to repurchase by us at the price of $0.001 per share.  Dr. Bertram was also granted the right to participate, and did participate, in our Series A Preferred Stock financing in the amount of $50,000. At any time, in the event Dr. Bertram is terminated by us without cause or he resigns under certain specified conditions, each as described in the Amended and Restated Management Severance Plan, Dr. Bertram may be entitled to receive certain payments and benefits pursuant to the Amended and Restated Management Severance Plan as described below.  In addition, the offer letter for Dr. Bertram provides that in the event of termination by us without cause six months following a change in control of our Company, Dr. Bertram’s restricted stock awards or stock options, as the case may be, shall immediately vest.

A. Brian Davis.  On July 29, 2010, we entered into an offer letter with Mr. Davis providing for his at-will employment as our Chief Financial Officer and Vice President, Finance, commencing August 1, 2010.  This offer letter set forth the terms and conditions of Mr. Davis’s employment; Mr. Davis’s base salary was originally set at $285,000 per year and Mr. Davis was eligible to receive an annual bonus payment of up to 35% of his annual gross salary, as determined by his manager and the Board of Directors in their discretion, based on achievement of certain mutually agreed-upon performance milestones.  Mr. Davis was promoted to Chief Financial Officer and Senior Vice President, Finance on August 7, 2013.  In connection with this promotion, Mr. Davis’s base salary was increased to $350,000 per year (effective as of August 1, 2013) and his target bonus was increased to 40% of his annual gross salary.  Mr. Davis is also eligible to participate in the group benefits program and 401(k) plan, and the Board of Directors may award Mr. Davis stock incentives under our equity incentive plans in its sole discretion as a performance-based incentive.  Pursuant to the offer letter, Mr. Davis was provided with an incentive stock option to purchase 6,600 shares of common stock pursuant to our 2010 Stock Option and Incentive Plan.  Additionally, effective January 1, 2013, we amended the offer letter to provide for the direct payment of or reimbursement for reasonable costs associated with Mr. Davis’s commuting expenses from his home in Pennsylvania.  We have also agreed to pay the taxes associated with the provision of these benefits.  At any time, in the event Mr. Davis’s employment is terminated by us without cause as defined in the offer letter or he resigns under certain specified conditions, each as described in the Amended and Restated Management Severance Plan, then Mr. Davis may be entitled to receive certain payments and benefits pursuant to the Amended and Restated Management Severance Plan as described below.  In addition, the offer letter for Mr. Davis provides that in the event of termination by us without cause within one month prior to or nine months following a change in control of our Company, Mr. Davis’s restricted stock awards or stock options, as the case may be, shall immediately vest.

Under the terms of the Amended and Restated Management Severance Plan, in the event any of our executive officers’ employment is terminated by us without cause or he resigns under certain specified conditions including any material adverse change in his duties, authority or responsibilities without his agreement, a move of our principal office more than 50 miles from the current office, our failure to pay such executive officer’s salary and other benefits when due (other than pursuant to an across the board reduction in the compensation of all senior management), such executive officer will, subject to his signing of a form of Release and Non-disparagement Agreement, be entitled to receive the following benefits: our chief executive officer is entitled to a payment equal to (1) 12 months of his then current base salary, (2) an amount equal to his annual target bonus (assuming 100% payout threshold), and (3) an amount equal to his annual target bonus (assuming 100% payout threshold) prorated through the date of termination. Such payment shall be made at the discretion of the Company (1) in one lump sum payment or (2) fifty percent (50%) in a lump sum payment and fifty percent (50%) over the ensuing 12 month period. Our chief executive officer is entitled to continuation of his benefits for 12 months. Our other executive officers are entitled to a payment equal to (1) 10 months of his then current base salary, (2) an amount equal to his annual target bonus (assuming 100% payout threshold) and (3) an amount equal to his annual target bonus (assuming 100% payout threshold) prorated through the date of termination. Such payment shall be made at the discretion of the Company (1) in one lump sum payment or (2) fifty percent (50%) in a lump sum payment and fifty percent (50%) over the ensuing 10 month period. These executives are entitled to continuation of their benefits for 10 months.

Release and Non-Disparagement Agreements

Our form of Release and Non-Disparagement Agreement provides that in exchange for certain severance benefits, the terminated employee releases us from all liability for any claims or damages against us.  The agreement also provides that (i) neither we nor the terminated employee will engage in any communications that shall disparage, demean or impugn one another or interfere with the other’s existing or prospective business relationships, economic or career prospects, and (ii) the terminated employee will not compete with or become employed by a Company that competes with our products or technology for a period of one (1) year after termination of employment.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of stock options, warrants and rights under all of our existing equity compensation plans as of December 31, 2013, including the 2010 Stock Incentive and Option Plan (2010 Plan) and 2004 Stock Option Plan (2004 Plan).  There were no shares available for future grants under the 2004 Plan, as the 2004 Plan ceased upon the Company’s initial public offering in April 2010.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Stock Awards, Options and Warrants	(b) Weighted Average Exercise Price of Outstanding Stock Awards, Options and Warrants	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	230,725	$12.28	155,246	(1)
Equity compensation plans not approved by stockholders	—	—	—
__________________________________
(1)           Consists of shares available for grant by us under our 2010 Plan.

Compensation of Directors

Our Board of Directors determines the compensation of our non-employee directors in conjunction with recommendations made by the Compensation Committee.  The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to our Board of Directors when appropriate.  Our Board of Directors is compensated through fees and grants of stock options. The description below reflects the 1-for-10 reverse stock split effective June 14, 2012.

Since the completion of our initial public offering in April 2010, each of our non-employee directors is entitled to receive an annual cash retainer of $35,000, except that a non-employee chairperson of the board is entitled to receive an annual cash retainer of $55,000.  Non-employee chairpersons of the Audit Committee, the Compensation Committee, the Technology Committee, and the Governance and Nominating Committee are each entitled to receive an additional annual retainer of $15,000, $10,000, $10,000 and $6,000, respectively.  Non-employee members of each of the Audit Committee, the Compensation Committee, the Technology Committee, and the Governance and Nominating Committee are entitled to receive an additional annual retainer of $7,500, $5,000, $5,000 and $3,000, respectively.

We reimburse all directors for travel, lodging and other reasonable expenses incurred in attending board and committee meetings.

In March 2012, the Board of Directors approved changes to its non-employee director compensation plan with respect to equity awards.  The changes were recommended by an independent compensation consultant to the Compensation Committee based on a review of equity incentives used by the Company’s peer group of companies.  Upon initial election or appointment to our Board of Directors, each non-employee director will be granted an option to purchase 3,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the date of grant.   These options vest quarterly over a two-year period, subject to the non-employee director’s continued service on the Board of Directors through the vesting dates.  On the date of each annual stockholder meeting, each continuing non-employee director will automatically receive an option to purchase 2,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the date of grant.  When granted, these options vest quarterly over a one-year period, subject to the non-employee director’s continued service on the Board of Directors through the vesting dates.

Prior to March 2012, each non-employee director was granted an option to acquire 700 shares of common stock upon his or her initial election or appointment to the Board of Directors and an option to purchase 470 shares of common stock at each annual meeting of stockholders commencing in 2011, each with an exercise price equal to the fair market value of our common stock on the date of grant.

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2013.

Name	Fees Earned or Paid in Cash	Total
David I. Scheer	$78,500	$78,500
Carl-Johan Dalsgaard, M.D., Ph.D.	$43,000	$43,000
Diane K. Jorkasky, M.D.	$43,000	$43,000
Richard Kuntz, M.D., M.Sc.	$50,000	$50,000
Lorin J. Randall	$55,000	$55,000

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE YOUR PROXY VIA THE INTERNET OR TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.  A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

ANNUAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

May 2, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 2, 2014.

THE PROXY STATEMENT AND FORM OF PROXY FOR OUR ANNUAL MEETING ARE AVAILABLE AT:
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Please sign, date and mail
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VOTES "FOR" PROPOSALS 1 AND 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

1.	Election of three Class I Directors for a three-year term expiring at the 2017 Annual Meeting.	☐	☐	NOMINEES:
○ Carl-Johan Dalsgaard, M.D., Ph.D.
○ Richard E. Kuntz, M.D., M.Sc.
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INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
2.	Ratification of the selection by the Audit Committee of Ernst & Young LLP as Tengion, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
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ANNUAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

May 2, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 2, 2014.
THE PROXY STATEMENT AND FORM OF PROXY FOR OUR ANNUAL MEETING ARE AVAILABLE AT:
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\/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \/

VOTES "FOR" PROPOSALS 1 AND 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

1.	Election of three Class I Directors for a three-year term expiring at the 2017 Annual Meeting.	☐	☐	NOMINEES:
○ Carl-Johan Dalsgaard, M.D., Ph.D.
○ Richard E. Kuntz, M.D., M.Sc.
○ Diane K. Jorkasky, M.D.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
2.	Ratification of the selection by the Audit Committee of Ernst & Young LLP as Tengion, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

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Signature of Shareholder Signature of Shareholder	Date: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TENGION, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TENGION, INC.

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) John L. Miclot and A. Brian Davis with full power of substitution, as proxy to act and vote at the Annual Meeting of Stockholders of Tengion, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Annual Meeting, and, in their discretion, upon any other matters which may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR THE RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF ERNST & YOUNG LLP AS TENGION, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

(Continued and to be signed on the reverse side.)